Exhibit 4.3

AMENDED AND RESTATED DECLARATION

OF TRUST

CAPITAL ONE CAPITAL V

Dated as of August 5, 2009

-i-

TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

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ANNEXES AND EXHIBITS

ANNEX I Terms of 10.25% Trust Preferred Securities and 10.25% Common Securities

EXHIBIT A-1	Form of Trust Preferred Security Certificate
EXHIBIT A-2	Form of Common Security Certificate
EXHIBIT B	Specimen of Junior Subordinated Debt Security
EXHIBIT C	Underwriting Agreement

CROSS-REFERENCE TABLE*

Section of Trust Indenture Act of 1939, as amended	Section of Declaration of Trust
310(a)	5.3(a)
310(c)	Inapplicable
311(c)	Inapplicable
312(a)	2.2(a)
312(b)	2.2(b)
313	2.3
314(a)	2.4
314(b)	Inapplicable
314(c)	2.5
314(d)	Inapplicable
314(f)	Inapplicable
315(a)	3.9(b)
315(c)	3.9(a)
315(d)	3.9(a)
316(a)	Annex I
316(c)	3.6(e)

* This Cross-Reference Table does not constitute part of the Declaration of Trust and shall not affect the interpretation of any of its terms or provisions.

AMENDED AND RESTATED DECLARATION OF TRUST

OF

CAPITAL ONE CAPITAL V

August 5, 2009

AMENDED AND RESTATED DECLARATION OF TRUST (“Declaration of Trust”) dated and effective as of August 5, 2009, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration of Trust;

WHEREAS, the Trustees and the Sponsor established Capital One Capital V (the “Trust”), a trust under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of May 6, 2009 (the “Original Declaration”) and a Certificate of Trust filed with the Secretary of State of the State of Delaware on May 6, 2009, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Junior Subordinated Debt Securities of the Junior Subordinated Debt Securities Issuer;

WHEREAS, as of the date hereof, no interests in the Trust have been issued;

WHEREAS, the parties hereto, by this Declaration of Trust, amend and restate each and every term and provision of the Original Declaration; and

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration of Trust constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration of Trust.

ARTICLE I.

INTERPRETATION AND DEFINITIONS

SECTION 1.1 Definitions.

Unless the context otherwise requires:

(a) Capitalized terms used in this Declaration of Trust but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

(b) a term defined anywhere in this Declaration of Trust has the same meaning throughout;

(c) all references to “the Declaration of Trust” or “this Declaration of Trust” are to this Declaration of Trust as modified, supplemented or amended from time to time;

(d) all references in this Declaration of Trust to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration of Trust unless otherwise specified;

(e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration of Trust unless otherwise defined in this Declaration of Trust or unless the context otherwise requires; and

(f) a reference to the singular includes the plural and vice versa.

“Administrative Trustee”: has the meaning specified in Section 5.1.

“Affiliate”: has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

“Authorized Officer”: of a Person means any Person that is authorized to bind such Person.

“Book Entry Interest”: means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

“Business Day”: means any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are permitted or required by any applicable law or executive order to close.

“Certificate”: means a Common Security Certificate or a Trust Preferred Security Certificate.

“Clearing Agency”: means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

“Clearing Agency Participant”: means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date”: means August 5, 2009.

“Code”: means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

“Commission”: means the Securities and Exchange Commission.

“Common Security”: has the meaning specified in Section 7.1.

“Common Security Certificate”: means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

“Company Indemnified Person”: means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

“Corporate Trust Office”: means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration of Trust is located at The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention: Corporate Trust Administration, or such other address as the Institutional Trustee may designate from time to time by notice to the Holders and the Sponsor, or the principal corporate trust office of any successor Institutional Trustee (or such other address as such successor Institutional Trustee may designate from time to time by notice to the Holders and the Sponsor).

“Coupon Rate”: has the meaning set forth in paragraph 2(a) of Annex I.

“Covered Person”: means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust’s Affiliates; and (b) any Holder of Securities.

“Declaration Default”: in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Junior Subordinated Debt Securities.

“Definitive Trust Preferred Security Certificates”: has the meaning set forth in Section 9.4.

“Delaware Trustee”: has the meaning set forth in Section 5.1(b).

“Distribution”: has the meaning set forth in Section 6.1.

“DTC”: means The Depository Trust Company, the initial Clearing Agency.

“Exchange Act”: means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

“Extended Interest Payment Period”: has the meaning set forth in paragraph 2(b) of Annex I.

“Federal Reserve Board”: means the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of Richmond, or its successor as the Sponsor’s primary federal banking regulator.

“Fiduciary Indemnified Person”: has the meaning set forth in Section 10.4(b).

“Fiscal Year”: has the meaning specified in Section 11.1.

“Global Certificate”: has the meaning set forth in Section 9.4.

“Holder”: means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

“Indemnified Person”: means a Company Indemnified Person or a Fiduciary Indemnified Person.

“Indenture”: means the Indenture dated as of June 6, 2006, between the Junior Subordinated Debt Securities Issuer and the Indenture Trustee, as supplemented by the Fourth Supplemental Indenture dated as of August 5, 2009, between the Junior Subordinated Debt Securities Issuer and the Indenture Trustee, pursuant to which the Junior Subordinated Debt Securities are to be issued.

“Indenture Event of Default”: has the meaning given to the term “Event of Default” in the Indenture.

“Indenture Trustee”: means The Bank of New York Mellon, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

“Institutional Trustee”: means the Trustee meeting the eligibility requirements set forth in Section 5.3.

“Institutional Trustee Account”: has the meaning set forth in Section 3.8(c).

“Investment Company”: means an investment company as defined in the Investment Company Act.

“Investment Company Act”: means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Investment Company Event”: has the meaning set forth in Annex I hereto.

“Junior Subordinated Debt Securities”: means the series of Junior Subordinated Debt Securities to be issued by the Junior Subordinated Debt Securities Issuer under the Indenture to be held by the Institutional Trustee hereunder, a specimen certificate for such series of Junior Subordinated Debt Securities being attached hereto as Exhibit B.

“Junior Subordinated Debt Securities Issuer”: means Capital One Financial Corporation, a bank holding company incorporated in Delaware (or the Sponsor), in its capacity as issuer of the Junior Subordinated Debt Securities under the Indenture.

“Legal Action”: has the meaning set forth in Section 3.6(g).

“List of Holders”: has the meaning set forth in Section 2.2(a).

“Majority in liquidation amount of the Securities”: means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Non-Acceleration Period”: has the meaning specified in the Indenture.

“Officers’ Certificate”: means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

(a) a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;

(c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“Paying Agent”: means any paying agent or co-paying agent appointed pursuant to Section 3.16 and shall initially be The Bank of New York Mellon Trust Company, N.A.

“Payment Amount”: has the meaning specified in Section 6.1.

“Person”: means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Quorum”: means any one Administrative Trustee or, if there is only one Administrative Trustee, such Administrative Trustee.

“Registrar”: has the meaning specified in Section 9.2.

“Capital Treatment Event”: has the meaning set forth in Annex I hereto.

“Related Party”: means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

“Responsible Officer”: means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration of Trust and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Rule 3a-5”: means Rule 3a-5 under the Investment Company Act.

“Securities”: means the Common Securities and the Trust Preferred Securities.

“Securities Act”: means the Securities Act of 1933, as amended from time to time, or any successor legislation.

“Sponsor”: means Capital One Financial Corporation, a bank holding company that is a U.S. person incorporated in Delaware, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

“Statutory Trust Act”: means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §3801 et seq., as it may be amended from time to time, or any successor legislation.

“Subsidiary” means, with respect to any company, a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by that company or by one or more other Subsidiaries, or by the company and one or more other Subsidiaries. For purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Successor Delaware Trustee”: has the meaning set forth in Section 5.6.

“Successor Entity”: has the meaning set forth in Section 3.15(b).

“Successor Institutional Trustee”: has the meaning set forth in Section 5.6.

“Successor Securities”: has the meaning set forth in Section 3.15(b).

“Super Majority”: has the meaning set forth in Section 2.6(a)(ii).

“Tax Event”: has the meaning set forth in Annex I hereto.

“10% in liquidation amount of the Securities”: means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Treasury Regulations”: means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Trustee” or “Trustees”: means each Person who has signed this Declaration of Trust as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

“Trust Indenture Act”: means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

“Trust Preferred Securities Guarantee”: means the guarantee agreement dated as of August 5, 2009, of the Sponsor in respect of the Trust Preferred Securities.

“Trust Preferred Security”: has the meaning specified in Section 7.1.

“Trust Preferred Security Beneficial Owner”: means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Trust Preferred Security Certificate”: means a certificate representing a Trust Preferred Security substantially in the form of Exhibit A-1.

“Underwriting Agreement”: means the Underwriting Agreement for the offering and sale of Trust Preferred Securities in the form of Exhibit C.

ARTICLE II.

TRUST INDENTURE ACT

SECTION 2.1 Trust Indenture Act; Application.

(a) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

(b) The Institutional Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

(c) If and to the extent that any provision of this Declaration of Trust limits, qualifies or conflicts with the duties imposed by §§ 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

(d) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Securities.

(a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities (“List of Holders”) as of such record date, provided, that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided, that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

(b) The Institutional Trustee shall comply with its obligations under §§ 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Institutional Trustee. Within 60 days after August 5 of each year, the Institutional Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by § 313 of the Trust Indenture Act, if any, in the form and in the manner provided by § 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of § 313(d) of the Trust Indenture Act.

SECTION 2.4 Periodic Reports to Institutional Trustee. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by § 314 of the Trust Indenture Act (if any) and the compliance certificate required by § 314 of the Trust Indenture Act in the form, in the manner and at the times required by § 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers’ Certificates).

SECTION 2.5 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration of Trust that relate to any of the matters set forth in § 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to § 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers’ Certificate.

SECTION 2.6 Declaration Defaults; Waiver.

(a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Declaration Default in respect of the Trust Preferred Securities and its consequences, provided, that if the underlying Indenture Event of Default:

(i) is not waivable under the Indenture, the Declaration Default shall also not be waivable; or

(ii) is waivable only with the consent of holders of more than a majority in principal amount of the Junior Subordinated Debt Securities (a “Super Majority”) affected thereby, only the Holders of at least the proportion in aggregate liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debt Securities outstanding may waive such Declaration Default in respect of the Trust Preferred Securities under the Declaration of Trust.

The foregoing provisions of this Section 2.6(a) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Declaration Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or a Declaration Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of a Declaration Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Declaration Default with respect to the Common Securities for all purposes of this Declaration of Trust without any further act, vote, or consent of the Holders of the Common Securities.

(b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Declaration Default with respect to the Common Securities and its consequences, provided, that if the underlying Indenture Event of Default:

(i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Declaration Default as provided in this Section 2.6(b), the Declaration Default shall also not be waivable; or

(ii) is waivable only with the consent of a Super Majority, except where the Holders of the Common Securities are deemed to have waived such Declaration Default as provided in this Section 2.6(b), only the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debt Securities outstanding may waive such Declaration Default in respect of the Common Securities under the Declaration of Trust;

provided, further each Holder of Common Securities will be deemed to have waived any such Declaration Default and all Declaration Defaults with respect to the Common Securities and its consequences until all Declaration Defaults with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Declaration Defaults with respect to the Trust Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration of Trust and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon the waiver of a Declaration Default by the Holders of a Majority in liquidation amount of the Common Securities, any such default shall cease to exist and any Declaration Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or Declaration Default with respect to the Common Securities or impair any right consequent thereon.

(c) A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Trust Preferred Securities, constitutes a waiver of the corresponding Declaration Default. The foregoing provisions of this Section 2.6(c) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Declaration Default; Notice.

(a) The Institutional Trustee shall, within 90 days after the occurrence of a Declaration Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of (i) all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term “defaults” for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein) and (ii) any notice of default received from the Indenture Trustee with respect to the Junior Subordinated Debt Securities, which notice from the Institutional Trustee to the Holders shall state that an Indenture Event of Default also constitutes a Declaration Default; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Junior Subordinated Debt Securities, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

(b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

(i) a default under Sections 5.7(b) and 5.7(c) of the Indenture; or

(ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration of Trust shall have actual knowledge.

ARTICLE III.

ORGANIZATION

SECTION 3.1 Name. The Trust is named “Capital One Capital V,” as such name may be modified from time to time by the Administrative Trustees following written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities. The Trust’s activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2 Office. The address of the principal office of the Trust is c/o Capital One Financial Corporation, 1680 Capital One Drive, McLean, Virginia 22102. On ten Business Days written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Junior Subordinated Debt Securities, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4 Authority. Subject to the limitations provided in this Declaration of Trust and to the specific duties of the Institutional Trustee and the Sponsor, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration of Trust.

SECTION 3.5 Title to Property of the Trust. Except as provided in Section 3.8 with respect to the Junior Subordinated Debt Securities and the Institutional Trustee Account or as otherwise provided in this Declaration of Trust, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Administrative Trustees. The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities (and any actions taken by the Administrative Trustees in furtherance of the following prior to the date hereof are hereby ratified and confirmed in all respects):

(a) to issue and sell the Trust Preferred Securities and the Common Securities in accordance with this Declaration of Trust; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Trust Preferred Securities and Common Securities;

(b) in connection with the issue and sale of the Trust Preferred Securities to:

(i) execute and file with the Commission on behalf of the Trust a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, in each case prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preferred Securities;

(ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

(iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, any other national stock exchange or The Nasdaq Stock Market for listing upon notice of issuance of any Trust Preferred Securities;

(iv) execute and file with the Commission on behalf of the Trust a registration statement on Form 8-A, prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act; and

(v) execute and deliver the Underwriting Agreement providing for the sale of the Trust Preferred Securities;

(c) to acquire the Junior Subordinated Debt Securities with the proceeds of the sale of the Trust Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Junior Subordinated Debt Securities to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Common Securities;

(d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event or a Capital Treatment Event; provided, that the Administrative Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any ministerial action in relation to a Tax Event or a Capital Treatment Event;

(e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of §316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

(f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

(g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (“Legal Action”), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

(h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

(i) to cause the Trust to comply with the Trust’s obligations under the Trust Indenture Act;

(j) to give the certificate required by § 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrative Trustee;

(k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

(l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

(m) to give prompt written notice to the Holders of the Securities of any notice received from the Junior Subordinated Debt Securities Issuer of its election to defer payments of interest on the Junior Subordinated Debt Securities under the Indenture;

(n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

(o) to take any action, not inconsistent with this Declaration of Trust or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

(i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

(ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

(iii) cooperating with the Junior Subordinated Debt Securities Issuer to ensure that the Junior Subordinated Debt Securities will be treated as indebtedness of the Junior Subordinated Debt Securities Issuer for United States federal income tax purposes;

provided, that any such action does not adversely affect the interests of Holders;

(p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

(q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Junior Subordinated Debt Securities Issuer.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

(a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this Declaration of Trust. In particular, the Trust shall not:

(i) invest any proceeds received by the Trust from holding the Junior Subordinated Debt Securities, but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration of Trust and of the Securities;

(ii) acquire any assets other than as expressly provided herein;

(iii) possess Trust property for other than a Trust purpose;

(iv) make any loans or incur any indebtedness;

(v) possess any power or otherwise act in such a way as to vary the Trust assets;

(vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Securities);

(vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

(viii) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes;

(ix) other than as provided in this Declaration of Trust or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Junior Subordinated Debt Securities, (B) waive any past Declaration Default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debt Securities where such consent shall be required unless the Trust shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes; or

(x) revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities.

SECTION 3.8 Powers and Duties of the Institutional Trustee.

(a) The legal title to the Junior Subordinated Debt Securities shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Junior Subordinated Debt Securities shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Junior Subordinated Debt Securities have been executed and delivered.

(b) The Institutional Trustee shall not transfer its right, title and interest in the Junior Subordinated Debt Securities to the Administrative Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

(c) The Institutional Trustee shall:

(i) establish and maintain a segregated non-interest bearing trust account (the “Institutional Trustee Account”) in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Junior Subordinated Debt Securities held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration of Trust. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness assigned by a “nationally recognized statistical rating organization,” as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Trust Preferred Securities by a nationally recognized statistical rating organization;

(ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Common Securities to the extent the Junior Subordinated Debt Securities are redeemed or mature; and

(iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Junior Subordinated Debt Securities to Holders of Securities upon the occurrence of a Tax Event or a Capital Treatment Event, or other specified circumstances pursuant to the terms of the Securities.

(d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

(e) Subject to Section 2.6, the Institutional Trustee shall take any Legal Action that arises out of or in connection with a Declaration Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee’s duties and obligations under this Declaration of Trust or the Trust Indenture Act. Notwithstanding the foregoing, if a Declaration Default has occurred and is continuing and such event is attributable to the failure of the Junior Subordinated Debt Securities Issuer to pay interest, principal or other required payments on the Junior Subordinated Debt Securities on the date such interest, principal or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding against the Junior Subordinated Debt Securities Issuer for enforcement of payment to such Holder of the principal of or interest on Junior Subordinated Debt Securities having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder (a “Direct Action”) on or after the respective due date specified in the Junior Subordinated Debt Securities; provided, however, that if a Declaration Default results from the failure to pay interest on the Junior Subordinated Debt Securities during any Non-Acceleration Period, then a Holder of Trust Preferred Securities may not institute a Direct Action for the payment of principal on the Junior Subordinated Debt Securities, and the Institutional Trustee may not take any Legal Action for the payment of principal on the Junior Subordinated Debt Securities, during such Non-Acceleration Period. Notwithstanding anything to the contrary in this Declaration of Trust or the Indenture, the Junior Subordinated Debt Securities Issuer shall have the right to set-off any payment it is otherwise required to make under the Indenture in respect of any Trust Preferred Security to the extent the Junior Subordinated Debt Securities Issuer has heretofore made, or is currently on the date of such payment making, a payment under the Trust Preferred Securities Guarantee or a Direct Action.

(f) The Institutional Trustee shall continue to serve as a Trustee until either:

(i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities and this Declaration of Trust (including Annex I); or

(ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

(g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Junior Subordinated Debt Securities under the Indenture and, if a Declaration Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Junior Subordinated Debt Securities subject to the rights of the Holders pursuant to the terms of such Securities, this Declaration of Trust (including Annex I), the Statutory Trust Act and the Trust Indenture Act.

(h) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall have no power to and shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Institutional Trustee.

(a) The Institutional Trustee, before the occurrence of any Declaration Default and after the curing of all Declaration Defaults that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration of Trust and no implied covenants shall be read into this Declaration of Trust against the Institutional Trustee. Subject to any voting right of the Holders under the Securities, if the Institutional Trustee is required to decide between alternative causes of action under this Declaration of Trust, construe ambiguous provisions in this Declaration of Trust or is unsure of the application of any provision of this Declaration of Trust, the Institutional Trustee will take such action as directed by the Sponsor and, if not so directed, shall take such action as it deems necessary. In case a Declaration Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration of Trust, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) No provision of this Declaration of Trust shall be construed to relieve the Institutional Trustee from liability for its own bad faith, its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of a Declaration Default and after the curing or waiving of all such Declaration Defaults that may have occurred:

(A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration of Trust and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration of Trust, and no implied covenants or obligations shall be read into this Declaration of Trust against the Institutional Trustee; and

(B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration of Trust; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration of Trust (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein, absent manifest error);

(ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

(iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration of Trust;

(iv) no provision of this Declaration of Trust shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration of Trust or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

(v) the Institutional Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debt Securities and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration of Trust and the Trust Indenture Act;

(vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Junior Subordinated Debt Securities or the payment of any taxes or assessments levied thereon or in connection therewith;

(vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

(viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10 Certain Rights of Institutional Trustee.

(a) Subject to the provisions of Section 3.9:

(i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

(ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers’ Certificate;

(iii) whenever in the administration of this Declaration of Trust, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

(iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

(v) the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

(vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Institutional Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of a Declaration Default, of its obligation to exercise the rights and powers vested in it by this Declaration of Trust;

(vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such reasonable further inquiry or investigation into such facts or matters as it may see fit at the expense of the Junior Subordinated Debt Securities Issuer and shall incur no liability of any kind by reason of such inquiry or investigation;

(viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration of Trust, both of which shall be conclusively evidenced by the Institutional Trustee’s or its agent’s taking such action;

(x) whenever in the administration of this Declaration of Trust the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in or accordance with such instructions;

(xi) in no event shall the Institutional Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Institutional Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(xii) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(xiii) the Trustee may request that the Sponsor deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration of Trust; and

(xiv) in no event shall the Institutional Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Institutional Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

(xv) except as otherwise expressly provided by this Declaration of Trust, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust.

(b) No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee. Notwithstanding any other provision of this Declaration of Trust other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Institutional Trustee described in this Declaration of Trust. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of § 3807(a) of the Statutory Trust Act.

SECTION 3.12 Execution of Documents. Except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6; provided, that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration of Trust and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration of Trust or the Securities.

SECTION 3.14 Duration of Trust. The Trust shall exist until dissolved and terminated pursuant to the provisions of Article VIII hereof.

SECTION 3.15 Mergers.

(a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c), and Section 3 of Annex I.

(b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, that:

(i) if the Trust is not the successor, such successor entity (the “Successor Entity”) either:

(A) expressly assumes all of the obligations of the Trust under the Securities; or

(B) substitutes for the Securities other securities having substantially the same terms as the Trust Preferred Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Trust Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

(ii) the Junior Subordinated Debt Securities Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee in its capacity as the Holder of the Junior Subordinated Debt Securities;

(iii) immediately following such merger, consolidation, amalgamation or replacement, the Trust Preferred Securities of the Successor Entity or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Trust Preferred Securities are then listed or quoted;

(iv) such merger, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

(v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders’ interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);

(vi) such Successor Entity has a purpose identical to that of the Trust;

(vii) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

(A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders’ interest in the new entity); and

(B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

(C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

(viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Trust Preferred Securities Guarantee and such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

(c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.16 Paying Agent. The initial Paying Agent shall be The Bank of New York Mellon Trust Company, N.A. and any co-paying agent chosen by the Paying Agent and acceptable to the Administrative Trustees and the Sponsor. The Paying Agent shall make Distributions and shall report the amounts of such Distributions to the Institutional Trustee and the Administrative Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Administrative Trustees, the Institutional Trustee and the Sponsor. In the event that The Bank of New York Mellon Trust Company, N.A. shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Institutional Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon resignation or removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

ARTICLE IV.

SPONSOR

SECTION 4.1 Sponsor’s Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust in an amount equal to $9,884.60 or more of the capital of the Trust, at the same time as the Trust Preferred Securities are sold.

SECTION 4.2 Responsibilities of the Sponsor. In connection with the issue and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities (and any actions taken by the Sponsor in furtherance of the following prior to the date hereof are hereby ratified and confirmed in all respects):

(a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preferred Securities;

(b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

(c) to prepare for filing by the Trust an application to the New York Stock Exchange, any other national stock exchange or The Nasdaq Stock Market for listing upon notice of issuance of any Trust Preferred Securities;

(d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

(e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Trust Preferred Securities.

SECTION 4.3 Exchanges by the Sponsor.

(a) If at any time the Sponsor or any of its Affiliates (in either case, a “Sponsor Affiliated Holder”) is the Holder of any Trust Preferred Securities, such Sponsor Affiliated Holder shall have the right to deliver to the Institutional Trustee all or such portion of its Trust

Preferred Securities as it elects and receive, in exchange therefor, Junior Subordinated Debt Securities in an aggregate principal amount equal to the stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, the Trust Preferred Securities. Such election (i) shall be exercisable effective by such Sponsor Affiliated Holder delivering to the Institutional Trustee a written notice of such election (A) specifying the liquidation amount of the Trust Preferred Securities with respect to which such election is being made and (B) the date on which such exchange shall occur, which date shall not be less than three (3) Business Days after the receipt by the Institutional Trustee of such election notice, and which may be any date other than the record date for any Distribution or a date from such record date to and including the Distribution Date for such Distribution and (ii) shall be conditioned upon such Sponsor Affiliated Holder having delivered or caused to be delivered to the Institutional Trustee or its designee the Trust Preferred Securities which are the subject of such election by 10:00 A.M. New York City time, on the date on which such exchange is to occur. After the exchange, such Trust Preferred Securities will be cancelled and will no longer be deemed to be outstanding and all rights of the Sponsor or its Affiliate(s) with respect to such Trust Preferred Securities will cease, including accumulated but unpaid Distributions thereon. In the event such Trust Preferred Securities are Book Entry Interests, upon such exchange the Institutional Trustee, in its capacity as Registrar, shall cause an annotation to be made on the related Global Certificate or certificates evidencing such Book-Entry Interests to evidence the reduction in the liquidation amount thereof resulting from such cancellation.

(b) Notwithstanding anything else in this Declaration of Trust to the contrary, in order to effectuate the exchanges contemplated in (a) above, the Trust is hereby authorized to execute, deliver and perform, and the Sponsor, the Institutional Trustee, any Administrative Trustee or the Registrar, on behalf of the Trust, acting singly or collectively, is hereby authorized to execute and deliver on behalf of the Trust, an exchange agreement, cancellation letter, and any and all other documents, agreements, or certificates contemplated by or related to the exchanges made pursuant to (a) above, in each case without further vote or approval of any other Person.

ARTICLE V.

TRUSTEES

SECTION 5.1 Number of Trustees. The number of Trustees initially shall be four, and:

(a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

(b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided, however, that the number of Trustees shall in no event be less than two; provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, shall be an entity which has its principal place of business in the State of Delaware (the “Delaware Trustee”); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an “Administrative Trustee”); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration of Trust is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2 Delaware Trustee. If required by the Statutory Trust Act, the Delaware Trustee shall be:

(a) a natural person who is a resident of the State of Delaware; or

(b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided, that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3 Institutional Trustee; Eligibility.

(a) There shall at all times be one Trustee that shall act as Institutional Trustee which shall:

(i) not be an Affiliate of the Sponsor;

(ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

(iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the “eligible assets” of the Trust, the Institutional Trustee shall possess those qualifications.

(b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

(c) If the Institutional Trustee has or shall acquire any “conflicting interest” within the meaning of § 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in § 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of § 310(b) of the Trust Indenture Act.

(d) The Trust Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration of Trust for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

(e) The initial Institutional Trustee shall be as set forth in Section 5.5 hereof.

SECTION 5.4 Qualifications of Administrative Trustees and Delaware Trustee Generally. Each Administrative Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 Initial Trustees; Additional Powers of Administrative Trustees.

(a)	The initial Administrative Trustees shall be:

Thomas A. Feil

Stephen Linehan

The initial Delaware Trustee shall be:

BNY Mellon Trust of Delaware

White Clay Center,

Route 273

Newark, Delaware 19711

The initial Institutional Trustee shall be:

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, Illinois 60602

(b) Except as expressly set forth in this Declaration of Trust and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

(c) Except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by all of the Administrative Trustees.

(d) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 5.6 Appointment, Removal and Resignation of Trustees.

(a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

(i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

(ii) in the case of the Administrative Trustees, after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

(iii) in the case of the Institutional Trustee and the Delaware Trustee, unless a Declaration Default shall have occurred and be continuing after the issuance of any Securities, by a vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

(iv) in the case of the Institutional Trustee and the Delaware Trustee, if a Declaration Default shall have occurred and be continuing after the issuance of the Securities, by a vote of the Holders of a Majority in liquidation amount of the Trust Preferred Securities voting as a class at a meeting of the Holders of the Trust Preferred Securities.

(b)(i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3 (a “Successor Institutional Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrative Trustees and the Sponsor; and

(ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a “Successor Delaware Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

(c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

(i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

(A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

(B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

(ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

(d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

(e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition at the expense of the Junior Subordinated Debt Securities Issuer any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

(f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7 Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

SECTION 5.9 Meetings. If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration of Trust, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10 Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

(b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE VI.

DISTRIBUTIONS

SECTION 6.1 Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder’s Securities. Distributions shall be made on the Trust Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Junior Subordinated Debt Securities Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Junior Subordinated Debt Securities held by the Institutional Trustee (the amount of any such payment being a “Payment Amount”), the Institutional Trustee shall and is directed to make a distribution (a “Distribution”) of the Payment Amount to Holders.

ARTICLE VII.

ISSUANCE OF SECURITIES

SECTION 7.1 General Provisions Regarding Securities.

(a) The Administrative Trustees shall on behalf of the Trust issue one class of cumulative trust preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Trust Preferred Securities”) and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Common Securities”). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Common Securities.

(b) The Certificates shall be signed on behalf of the Trust by an Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration of Trust any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. Such signature shall be conclusive evidence that the Security has been authenticated under this Declaration of Trust. Upon a written order of the Trust signed by an Administrative Trustee, the Institutional Trustee shall authenticate the Securities for original issue. The aggregate number of Securities outstanding at any time shall not exceed the number set forth in Section 7.2.

(c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

(d) Upon issuance of the Securities as provided in this Declaration of Trust, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration of Trust.

(e) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration of Trust, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration of Trust.

SECTION 7.2 Issuance of Securities; Purchase of Junior Subordinated Debt Securities.

(a) The Trust shall be authorized to issue the Trust Preferred Securities and the Common Securities set forth in Section 1 of Annex I hereto.

(b) Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and the Institutional Trustee shall, pursuant to Section 7.1(b), authenticate and deliver to the underwriters named in the Underwriting Agreement Trust Preferred Security Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 1,000,000 Trust Preferred Securities having an aggregate liquidation amount of $1,000,000,000, against receipt of an aggregate purchase price of such Trust Preferred Securities of $988,460,000, by the Trust.

(c) Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and the Institutional Trustee shall, pursuant to Section 7.1(b), authenticate and deliver to the Sponsor, in its capacity as the Holder of the Common Securities, Common Security Certificates registered in the name of such Holder, evidencing 10 Common Securities having an aggregate liquidation amount of $10,000, against receipt of the aggregate purchase price of such Common Securities of $9,884.60, by the Institutional Trustee. Contemporaneously therewith and with the issuance of Trust Preferred Securities as set forth in Section 7.2(b), an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Junior Subordinated Debt Securities Issuer Junior Subordinated Debt Securities, registered in the name of the Institutional Trustee and having an aggregate principal amount equal to $1,000,010,000, and, in satisfaction of the purchase price for such Junior Subordinated Debt Securities, the Trust shall deliver to the Junior Subordinated Debt Securities Issuer the sum of $988,469,884.60 (being the sum of the amounts delivered to the Trust pursuant to the first sentence of Section 7.2(b) above and the first sentence of this Section 7.2(c)).

ARTICLE VIII.

TERMINATION OF TRUST

SECTION 8.1 Termination of Trust.

(a) The Trust shall dissolve:

(i) upon the bankruptcy of any Holder of the Common Securities or the Sponsor;

(ii) upon the filing of a certificate of dissolution or its equivalent with respect to any Holder of the Common Securities or the Sponsor; or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

(iii) upon the entry of a decree of a judicial dissolution of any Holder of the Common Securities, the Sponsor or the Trust;

(iv) subject to obtaining any required regulatory approval, when all of the Securities have been called for redemption and the amounts necessary for redemption thereof have been paid to the Holders in accordance with the terms of the Securities;

(v) subject to obtaining any required regulatory approval, when the Trust shall have been dissolved in accordance with the terms of the Securities upon election by the Sponsor to dissolve the Trust and distribute all of the Junior Subordinated Debt Securities to the Holders of Securities in exchange for all of the Securities, and all of the Junior Subordinated Debt Securities shall have been distributed to the Holders of Securities in accordance with such election;

(vi) before the issuance of any Securities, with the consent of all of the Administrative Trustees and the Sponsor; or

(vii) upon the expiration of the term of the Trust set forth in Section 3.14.

(b) As soon as is practicable after the completion of the winding up of the Trust, an Administrative Trustee shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

(c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

ARTICLE IX.

TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities.

(a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration of Trust and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration of Trust shall, to the fullest extent permitted by law, be null and void.

(b) Subject to this Article IX, Trust Preferred Securities shall be freely transferable.

(c) Subject to this Article IX and except as provided in Article VIII of the Indenture, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided, that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

(i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

(ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2 Transfer of Certificates. The Administrative Trustees shall keep or cause to be kept a register for registering the Certificates and transfers and exchanges of the Certificates, in which the Administrative Trustees or the transfer agent and registrar designated by the Administrative Trustees (the “Registrar”) shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration of Trust. The Institutional Trustee shall be the initial Registrar.

SECTION 9.3 Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4 Book Entry Interests. Unless otherwise specified in the terms of the Trust Preferred Securities, the Trust Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Trust Preferred Security Certificates (each a “Global Certificate”), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner’s interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Trust Preferred Security Certificates (the “Definitive Trust Preferred Security Certificates”) have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.7:

(a) the provisions of this Section 9.4 shall be in full force and effect;

(b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration of Trust (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners;

(c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration of Trust, the provisions of this Section 9.4 shall control; and

(d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

SECTION 9.5 Notices to Clearing Agency. Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration of Trust, unless and until Definitive Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.7, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

SECTION 9.6 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

SECTION 9.7 Definitive Trust Preferred Security Certificates. If

(a) a Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

(b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities, then:

(i) Definitive Trust Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Trust Preferred Securities; and

(ii) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certificates. If:

(a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

(b) there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide or protected purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

ARTICLE X.

LIMITATION OF LIABILITY OF HOLDERS OF

SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1 Liability.

(a) Except as expressly set forth in this Declaration of Trust, the Trust Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

(i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

(ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

(b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust’s assets.

(c) Pursuant to § 3803(a) of the Statutory Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2 Exculpation.

(a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration of Trust or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence (or negligence in the case of the Institutional Trustee) or willful misconduct with respect to such acts or omissions.

(b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3 Fiduciary Duty.

(a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration of Trust shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between any Covered Persons; or

(ii) whenever this Declaration of Trust or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration of Trust or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

(c) Whenever in this Declaration of Trust an Indemnified Person is permitted or required to make a decision:

(i) in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

(ii) in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration of Trust or by applicable law.

SECTION 10.4 Indemnification.

(a)(i) The Junior Subordinated Debt Securities Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses

(including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(ii) The Junior Subordinated Debt Securities Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

(iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Junior Subordinated Debt Securities Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

(v) Expenses (including attorneys’ fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Junior Subordinated Debt Securities Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Junior Subordinated Debt Securities Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Junior Subordinated Debt Securities Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Trust Preferred Security Holders.

(vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Junior Subordinated Debt Securities Issuer or Trust Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Junior Subordinated Debt Securities Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

(vii) The Junior Subordinated Debt Securities Issuer may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Junior Subordinated Debt Securities Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

(viii) For purposes of this Section 10.4(a), references to “the Trust” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

(ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

(b) The Junior Subordinated Debt Securities Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be, and the satisfaction and discharge of this Declaration of Trust.

SECTION 10.5 Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper or the breach of any duty at law, in equity or otherwise. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

ARTICLE XI.

ACCOUNTING

SECTION 11.1 Fiscal Year. The fiscal year (“Fiscal Year”) of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 Certain Accounting Matters.

(a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

(b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, to the extent, if any, required by the Trust Indenture Act, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

(c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

(d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Junior Subordinated Debt Securities held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4 Withholding. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

ARTICLE XII.

AMENDMENTS AND MEETINGS

SECTION 12.1 Amendments.

(a) Except as otherwise provided in this Declaration of Trust or by any applicable terms of the Securities, this Declaration of Trust may only be amended by a written instrument approved and executed by:

(i) the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);

(ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

(iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

(b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

(i) unless, in the case of any proposed amendment, the Institutional Trustee (and the Delaware Trustee to the extent it is required to execute or consent to any such amendment) shall have first received an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Securities);

(ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

(A) an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Securities); and

(B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Securities); and

(iii) to the extent the result of such amendment would be to:

(A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

(B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

(C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

(c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would materially and adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

(d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

(e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

(f) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

(g) subject to Section 12.1(c), this Declaration of Trust may be amended without the consent of the Holders of the Securities to:

(i) cure any ambiguity, correct or supplement any provisions in this Declaration of Trust that may be defective or inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, which may not be inconsistent with the other provisions of this Declaration of Trust;

(ii) modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding, to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act or to ensure the treatment of the Trust Preferred Securities as Tier 1 regulatory capital of the Sponsor under prevailing Federal Reserve Board rules and regulations;

(iii) add to the covenants, restrictions or obligations of the Sponsor;

(iv) maintain the qualification of this Declaration of Trust under the Trust Indenture Act; and

(v) to modify, eliminate and add to any provision of the Declaration of Trust to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law.

SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

(a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration of Trust, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Securities representing at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more consents in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

(b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

(i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration of Trust or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

(ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

(iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

(iv) unless the Statutory Trust Act, this Declaration of Trust, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

ARTICLE XIII.

REPRESENTATIONS OF INSTITUTIONAL TRUSTEE

AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee that:

(a) the Institutional Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration of Trust;

(b) the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000).

(c) the execution, delivery and performance by the Institutional Trustee of the Declaration of Trust have been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration of Trust has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

(d) the execution, delivery and performance of the Declaration of Trust by the Institutional Trustee do not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and

(e) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration of Trust.

SECTION 13.2 Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:

(a) The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration of Trust.

(b) The Delaware Trustee has been authorized to perform its obligations under the Declaration of Trust. The Declaration of Trust under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

(c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration of Trust.

(d) The Delaware Trustee is an entity which maintains its principal place of business in the State of Delaware.

ARTICLE XIV.

MISCELLANEOUS

SECTION 14.1 Notices. All notices provided for in this Declaration of Trust shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

(a) if given to the Trust, in care of the Administrative Trustees at the Trust’s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

Capital One Capital V

c/o Capital One Financial Corporation

1680 Capital One Drive

McLean, Virginia 22102

Attention: Administrative Trustees

(b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

BNY Mellon Trust of Delaware

White Clay Center

Route 273

Newark, Delaware 19711

Attention: Corporate Trust Administration

(c) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, Illinois 60602

Attention: Corporate Trust Administration

(d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

Capital One Financial Corporation

1680 Capital One Drive

McLean, Virginia 22102

Attention: General Counsel

(e) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law; Waiver of Jury Trial. This Declaration of Trust and the Securities and the rights of the parties hereunder and thereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS DECLARATION OF TRUST, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 14.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration of Trust shall be interpreted in a manner consistent with this classification.

SECTION 14.4 Headings. Headings contained in this Declaration of Trust are inserted for convenience of reference only and do not affect the interpretation of this Declaration of Trust or any provision hereof.

SECTION 14.5 Successors and Assigns. Whenever in this Declaration of Trust any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration of Trust by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6 Partial Enforceability. If any provision of this Declaration of Trust, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration of Trust, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7 Counterparts. This Declaration of Trust may contain more than one counterpart of the signature page and this Declaration of Trust may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

THE RECEIPT AND ACCEPTANCE OF A SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR TRUST PREFERRED SECURITY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION, THE TRUST PREFERRED SECURITIES GUARANTEE AND THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE TRUST PREFERRED SECURITIES GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Thomas A. Feil
Name:	Thomas A. Feil
Title:	Administrative Trustee

/s/ Stephen Linehan
Name:	Stephen Linehan
Title:	Administrative Trustee

BNY MELLON TRUST OF DELAWARE, as Delaware Trustee

By:	/s/ Kristine K. Gullo
Name:	Kristine K. Gullo
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Institutional Trustee

By:	/s/ L. Garcia
Name:	L. Garcia
Title:	Vice President

CAPITAL ONE FINANCIAL CORPORATION, as Sponsor

By:	/s/ Gary L. Perlin
Name:	Gary L. Perlin
Title:	Chief Financial Officer

Amended and Restated Declaration of Trust

ANNEX I

TERMS OF

10.25% CUMULATIVE TRUST PREFERRED SECURITIES

COMMON SECURITIES

Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of August 5, 2009 (as amended from time to time, the “Declaration of Trust”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration of Trust or, if not defined in such Declaration of Trust, as defined in the Prospectus referred to below):

1. Designation and Number.

(a) Trust Preferred Securities. 1,000,000 Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of one billion dollars ($1,000,000,000), and a liquidation amount with respect to the assets of the Trust of $1,000.00 per trust preferred security, are hereby designated for the purposes of identification only as “10.25% Cumulative Trust Preferred Securities” (the “Trust Preferred Securities”). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

(b) Common Securities. 10 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ten thousand dollars ($10,000), and a liquidation amount with respect to the assets of the Trust of $1,000.00 per common security, are hereby designated for the purposes of identification only as “Common Securities” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2. Distributions.

(a) Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of 10.25% (the “Coupon Rate”) of the stated liquidation amount of $1,000.00 per Trust Preferred Security, such rate being the rate of interest payable on the Junior Subordinated Debt Securities to be held by the Institutional Trustee. Distributions in arrears beyond the first date such Distributions are payable (or would be payable, if not for any Extended Interest Payment Period (as defined below) or default by the Junior Subordinated Debt Securities Issuer on the Junior Subordinated Debt Securities) will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term “Distributions” as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Junior Subordinated Debt Securities held by the Institutional Trustee and to the extent the Institutional

Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semi-annual Distribution period for which Distributions are computed, Distributions will be computed on the basis of a 30-day month and, for periods less than a month, the actual number of days elapsed per 30-day month.

(b) Distributions on the Trust Preferred Securities will be cumulative, will accrue from and including August 5, 2009, and will be payable semi-annually in arrears, on February 15 and August 15 of each year, commencing on February 15, 2010. When, as and if available for payment, Distributions will be made by the Paying Agent, except as otherwise described below. The Junior Subordinated Debt Securities Issuer has the right under the Indenture to defer payments of interest on the Junior Subordinated Debt Securities from time to time for a period not exceeding 10 consecutive semi-annual periods (each an “Extended Interest Payment Period”), during which Extended Interest Payment Period no interest shall be due and payable on the Junior Subordinated Debt Securities, provided, that no Extended Interest Payment Period may extend beyond the date of maturity of the Junior Subordinated Debt Securities. As a consequence of the Junior Subordinated Debt Securities Issuer’s election to defer payment of interest on the Junior Subordinated Debt Securities, semi-annual Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Extended Interest Payment Period. In the event that the Junior Subordinated Debt Securities Issuer exercises its right to defer payment of interest on the Junior Subordinated Debt Securities, then the Junior Subordinated Debt Securities Issuer and its Subsidiaries shall not (a) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or the capital stock of its Subsidiaries, (b) make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities issued by the Junior Subordinated Debt Securities Issuer (including other junior subordinated debt securities or other junior subordinated debt) that rank pari passu with or junior in interest to the Junior Subordinated Debt Securities, or (c) make any guarantee payments on any guarantee by the Junior Subordinated Debt Securities Issuer of the debt securities of any of its Subsidiaries (including under other guarantees of junior subordinated debt securities or other junior subordinated debt) if such guarantee ranks pari passu with or junior in interest to the Junior Subordinated Debt Securities (other than (i) dividends or distributions in capital stock of the Junior Subordinated Debt Securities Issuer, (ii) payments under the guarantee with respect to the Trust Preferred Securities, (iii) any declaration or payment of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan or the redemption or repurchase of any such rights pursuant thereto, (iv) repurchases, redemptions or other acquisitions of shares of capital stock of the Junior Subordinated Debt Securities Issuer in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, and (v) solely in the case of a Subsidiary of the Junior Subordinated Debt Securities Issuer, any declaration of dividends or distributions on the capital stock of such Subsidiary to the Junior Subordinated Debt Securities Issuer or one of its Affiliates). Prior to the termination of any such Extended Interest Payment Period, the Junior Subordinated Debt Securities Issuer may further extend such Extended Interest Payment Period; provided, that such Extended Interest Payment Period, together with all such previous and further extensions thereof, may not exceed 10 consecutive semi-annual periods;

provided further, that no Extended Interest Payment Period may extend beyond the maturity of the Junior Subordinated Debt Securities. Payments of deferred Distributions and accrued interest thereon will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extended Interest Payment Period. Upon the termination of any Extended Interest Payment Period and the payment of all amounts then due, the Junior Subordinated Debt Securities Issuer may commence a new Extended Interest Payment Period, subject to the above requirements. The Administrative Trustees or, if the Institutional Trustee is the sole holder of the Junior Subordinated Debt Securities, the Institutional Trustee, will give notice to each Holder of any Extended Interest Payment Period within five days of their receipt of notice thereof from the Junior Subordinated Debt Securities Issuer.

(c) Distributions on the Trust Preferred Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Trust Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates shall correspond to the interest payment dates on the Junior Subordinated Debt Securities. Subject to any applicable laws and regulations and the provisions of the Declaration of Trust, each such payment in respect of the Trust Preferred Securities will be made as described under the heading “Summary of Terms of Trust Preferred Securities—Distributions” in the Prospectus Supplement dated July 29, 2009 to the Prospectus dated May 8, 2009 (the “Prospectus”), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Trust and certain other statutory trusts. The relevant record dates for the Common Securities shall be the same record date as for the Trust Preferred Securities. If the Trust Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Trust Preferred Securities shall be the first days of the months in which the relevant payment dates occur, which payment dates shall correspond to the interest payment dates on the Junior Subordinated Debt Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Junior Subordinated Debt Securities Issuer having failed to make a payment under the Junior Subordinated Debt Securities, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

(d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3. Liquidation Distribution Upon Dissolution.

(a) In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the

Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $1,000.00 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”), unless (i) such dissolution was in accordance with Section 8.1(a)(iv) of the Declaration of Trust, or (ii) in connection with such dissolution, as determined by the Sponsor, Junior Subordinated Debt Securities in an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities. Prior to any such Liquidation Distribution, the Junior Subordinated Debt Securities Issuer will obtain any required regulatory approval.

(b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

(c) On and from the date fixed by the Administrative Trustees for any distribution of the Junior Subordinated Debt Securities upon the dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Trust Preferred Securities, will receive a registered global certificate or certificates representing the Junior Subordinated Debt Securities to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Trust Preferred Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Junior Subordinated Debt Securities having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Junior Subordinated Debt Securities Issuer or its agent for transfer or reissue.

(d) If the Junior Subordinated Debt Securities are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Junior Subordinated Debt Securities Issuer will use its best efforts to cause the Junior Subordinated Debt Securities to be listed on the New York Stock Exchange or on such other exchange, if any, as the Trust Preferred Securities were listed immediately prior to the distribution of the Junior Subordinated Debt Securities.

4. Redemption and Distribution.

(a) Upon the repayment of the Junior Subordinated Debt Securities, whether at maturity or upon redemption (either (i) in whole or in part at any time after August 15, 2014 at the option of the Junior Subordinated Debt Securities Issuer or (ii) in whole but not in part at any time pursuant to a Tax Event or a Capital Treatment Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities so repaid or redeemed at a redemption price of, (x) in the case of a redemption pursuant to clause (i), the price calculated as described in Section 4(c); and (y) in the case of redemption pursuant to clause (ii), the aggregate principal amount of the Junior Subordinated Debt Securities so repaid or redeemed at a redemption price of $1,000.00 per Junior Subordinated Debt Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, in each case payable in cash (the “Redemption Price”). Holders shall be given not less than 30 or more than 60 days’ notice of such redemption. Prior to any such redemption, the Junior Subordinated Debt Securities Issuer will obtain any required regulatory approval.

(b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be as described in Section 4(f)(ii) below.

(c) Subject to obtaining any required regulatory approval, the Junior Subordinated Debt Securities Issuer shall have the right after August 15, 2014 to redeem the Junior Subordinated Debt Securities, in whole or in part, for cash in the amount equal to the greater of (x) 100% of the principal amount of the Junior Subordinated Debt Securities or (y) the present value of scheduled payments of principal and interest from the date of redemption to August 15, 2039, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus a spread of 0.75%, plus accrued and unpaid interest to the redemption date.

For purposes of the above:

“Treasury Rate” means the semi-annual equivalent yield to maturity of the Treasury Security that corresponds to the Treasury Price (calculated in accordance with standard market practice and computed as of the second trading day preceding the date of the redemption);

“Treasury Security” means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Junior Subordinated Debt Securities being redeemed in a tender offer based on a spread to United States Treasury yields;

“Treasury Price” means the bid-side price for the Treasury Security as of the third trading day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York on that trading day and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities,” except that: (1) if that release (or any successor release) is not published or does not contain that price information on that trading day; or (2) if the Treasury Dealer determines that the price information is not reasonably reflective of the actual bid-side price of the Treasury Security prevailing at 3:30 p.m., New York City time, on that trading day, then the Treasury Price will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as the Treasury Dealer considers to be appropriate under the circumstances; and

“Treasury Dealer” means J.P. Morgan Securities Inc. (or its successor) or, if J.P. Morgan Securities Inc. (or its successor) refuses to act as Treasury Dealer for this purpose or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Junior Subordinated Debt Securities Issuer for these purposes.

(d) Subject to obtaining any required regulatory approval, the Junior Subordinated Debt Securities Issuer shall have the right to redeem the Junior Subordinated Debt Securities, in whole or in part, for cash if, at any time, a Tax Event or a Capital Treatment Event (each as defined below) shall occur and be continuing, upon not less than 30 nor more than 60 days’ notice, within 90 days following the occurrence of such Tax Event or Capital Treatment Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Junior Subordinated Debt Securities Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Tax Event or Capital Treatment Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Junior Subordinated Debt Securities Issuer or the Holders of the Securities, then the Junior Subordinated Debt Securities Issuer or the Trust will pursue such measure in lieu of redemption.

“Tax Event” means the receipt by the Junior Subordinated Debt Securities Issuer or the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any prospective proposed change announced after the original issuance of the Trust Preferred Securities) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying the laws enumerated in the preceding clause, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debt Securities; (ii) interest payable by the Junior Subordinated Debt Securities Issuer on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Junior Subordinated Debt Securities Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

“Capital Treatment Event” means the reasonable determination by the Junior Subordinated Debt Securities Issuer that, as a result of any amendment to, or change (including any prospective proposed change announced after the original issuance of the Trust Preferred Securities) in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying such laws, rules or regulations, which amendment or change is enacted or becomes effective or which decision, action or pronouncement is announced after the date of original issuance of the Trust Preferred Securities, there is more than an insubstantial risk of impairment of the Junior Subordinated Debt Securities Issuer’s ability to treat the Trust Preferred Securities as “Tier 1 Capital” (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve Board (or any successor regulatory authority with jurisdiction over bank holding companies), as then in effect and applicable to the Junior Subordinated Debt Securities Issuer; provided, however, that the distribution of the Junior Subordinated Debt Securities in connection with the Liquidation of the Trust by the Junior Subordinated Debt Securities Issuer shall not in and of itself constitute a Capital Treatment Event unless such Liquidation shall have occurred in connection with a Tax Event.

(e) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

(f) Redemption or Distribution procedures will be as follows:

(i) Notice of any redemption of, or notice of distribution of Junior Subordinated Debt Securities in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust by mail to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Junior Subordinated Debt Securities. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

(ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Trust Preferred Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Preferred Securities, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

(iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Junior Subordinated Debt Securities are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, with respect to the Trust Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided, that the Junior Subordinated Debt Securities Issuer has paid to the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Junior Subordinated Debt Securities, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities, and (B) with respect to Trust Preferred Securities issued in definitive form and Common Securities, provided, that the Junior Subordinated Debt Securities Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Junior Subordinated Debt Securities, the Paying Agent will pay the relevant Redemption Price to the Holders of such Securities, upon surrender thereof, by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. The record date for any payment under this Section 4 shall be determined as set forth in Section 2(d). If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid by the Paying Agent or by the Sponsor as guarantor pursuant to the Trust Preferred Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

(iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in respect of the Trust Preferred Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities to the Holder thereof.

(v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Junior Subordinated Debt Securities Issuer or its affiliates may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

5. Voting Rights - Trust Preferred Securities.

(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration of Trust, the Holders of the Trust Preferred Securities will have no voting rights.

(b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Trust Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration of Trust, including the right to direct the Institutional Trustee, as holder of the Junior Subordinated Debt Securities, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercise any trust or power conferred on the Indenture Trustee with respect to the Junior Subordinated Debt Securities, (ii) waive any past Indenture Event of Default that is waivable under Section 5.6 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debt Securities where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of each holder of each Junior Subordinated Debt Security affected thereby, such consent or action under the Indenture shall not be effective until each Holder of Trust Preferred Securities shall have consented to such action or provided such consent. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Junior Subordinated Debt Securities, shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Junior Subordinated Debt Securities, to the fullest extent permitted by law, any Holder of Trust Preferred Securities may directly institute a legal proceeding against the Junior Subordinated Debt Securities Issuer to enforce the Institutional Trustee’s rights under the Junior Subordinated Debt Securities without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. If a Declaration Default has occurred and is continuing and such event is attributable to the failure of the Junior Subordinated Debt Securities Issuer to pay interest or principal on the Junior Subordinated Debt Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Trust Preferred Securities may also directly institute a proceeding for enforcement of payment to such holder (a “Direct Action”) of the principal of or interest on the Junior Subordinated Debt Securities having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the respective due date specified in the Junior Subordinated Debt Securities without first (i) directing the Institutional Trustee to enforce the terms of the Junior Subordinated Debt Securities or (ii) instituting a legal proceeding directly against the Junior Subordinated Debt Securities Issuer to enforce the Institutional Trustee’s rights under the Junior Subordinated Debt Securities; provided, however, that if a Declaration Default results from the failure to pay interest on the Junior Subordinated Debt Securities during any Non-Acceleration Period, then a holder of Trust Preferred Securities may not institute a Direct Action for the payment of principal on the Junior Subordinated Debt

Securities, and the Institutional Trustee may not take any Legal Action for the payment of principal on the Junior Subordinated Debt Securities, during such Non-Acceleration Period. Except as provided in the preceding sentence, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Junior Subordinated Debt Securities. In connection with such Direct Action, the Junior Subordinated Debt Securities Issuer will be subrogated to the rights of such Holder of Trust Preferred Securities under the Declaration of Trust to the extent of any payment made by the Junior Subordinated Debt Securities Issuer to such holder of Trust Preferred Securities in such Direct Action.

Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date and time of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or to distribute the Junior Subordinated Debt Securities in accordance with this Declaration of Trust and the terms of the Securities.

Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6. Voting Rights - Common Securities.

(a) Except as provided under Sections 6(b), (c) and 7 as otherwise required by law and the Declaration of Trust, the Holders of the Common Securities will have no voting rights.

(b) The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration of Trust, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

(c) Subject to Section 2.6 of the Declaration of Trust and only after the Declaration Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration of Trust, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Junior Subordinated Debt Securities, (ii) waiving any past Indenture Event of Default that is waivable under Section 5.6 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Junior Subordinated Debt Securities affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debt Securities outstanding. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Except with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Junior Subordinate Debt Securities Issuer as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration of Trust, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration of Trust, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date and time of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Junior Subordinated Debt Securities in accordance with the Declaration of Trust and the terms of the Securities.

7. Amendments to Declaration of Trust and Indenture.

(a) In addition to any requirements under Section 12.1 of the Declaration of Trust, if any proposed amendment to the Declaration of Trust provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration of Trust, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Preferred Securities or only the Common Securities, then only the Holders of the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of Holders of a Majority in liquidation amount of such class of Securities.

(b) In the event the consent of the Institutional Trustee as the holder of the Junior Subordinated Debt Securities is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Junior Subordinated Debt Securities, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Junior Subordinated Debt Securities (a “Super Majority”), the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debt Securities outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

(c) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration of Trust if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act or (iii) cause the Trust to be deemed an “investment company” which is required to be registered under the Investment Company Act.

8. Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Declaration Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9. Ranking.

The Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Indenture Event of Default occurs and is continuing under the Indenture in respect of the Junior Subordinated Debt Securities held by the

Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities.

10. Acceptance of Trust Preferred Securities Guarantee and Indenture.

Each Holder of Trust Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Preferred Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

11. No Preemptive Rights.

The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

12. Miscellaneous.

These terms constitute a part of the Declaration of Trust.

The Sponsor will provide a copy of the Declaration of Trust or the Trust Preferred Securities Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

EXHIBIT A-1

FORM OF TRUST PREFERRED SECURITY CERTIFICATE

THIS TRUST PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS TRUST PREFERRED SECURITY IS EXCHANGEABLE FOR TRUST PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS TRUST PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS TRUST PREFERRED SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS TRUST PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A1-1

Certificate Number	Number of Trust Preferred Securities

CUSIP NO. 14043CAB9

Certificate Evidencing Trust Preferred Securities

of

CAPITAL ONE CAPITAL V

10.25% Cumulative Trust Preferred Securities

(Liquidation Amount $1,000 per Trust Preferred Security)

CAPITAL ONE CAPITAL V, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that                      (the “Holder”) is the registered owner of                      (        ) trust preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 10.25% Cumulative Trust Preferred Securities (the “Trust Preferred Securities”). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of August 5, 2009, as the same may be amended from time to time (the “Declaration of Trust”), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration of Trust, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

The Holder of this certificate, by accepting this certificate, is deemed to have (i) agreed to the terms of the Indenture and the Junior Subordinated Debt Securities, including that the Junior Subordinated Debt Securities are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) and (ii) agreed to the terms of the Trust Preferred Securities Guarantee, including that the Trust Preferred Securities Guarantee is subordinate and junior in right of payment to all Senior Indebtedness in the same manner and to the same extent as the Junior Subordinated Debt Securities.

Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Junior Subordinated Debt Securities as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Junior Subordinated Debt Securities.

This Certificate shall be governed by the laws of the State of Delaware.

A1-2

IN WITNESS WHEREOF, the Trust has executed this certificate this      day of August, 2009.

Name:
Title: Administrative Trustee

A1-3

CERTIFICATE OF AUTHENTICATION

This certificate represents the Trust Preferred Securities referred to in the within-mentioned Declaration of Trust.

Dated: August     , 2009

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Institutional Trustee

By:
Authorized Signatory

A1-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

as agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________

Signature: _________________

(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

A1-5

EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.

A2-1

Certificate Number	Number of Common Securities

Certificate Evidencing Common Securities

of

CAPITAL ONE CAPITAL V

Common Securities

(Liquidation Amount $1,000 per Common Security)

CAPITAL ONE CAPITAL V, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that Capital One Financial Corporation, a Delaware corporation (the “Holder”), is the registered owner of                      (        ) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Common Securities (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration of Trust (as defined below), including, without limitation, Section 9.1 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of August 5, 2009, as the same may be amended from time to time (the “Declaration of Trust”), including the designation of the terms of the Common Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Sponsor will provide a copy of the Declaration of Trust and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of the Indenture and the Junior Subordinated Debt Securities, including that the Junior Subordinated Debt Securities are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Junior Subordinated Debt Securities as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Junior Subordinated Debt Securities.

This Certificate shall be governed by the laws of the State of Delaware.

A2-2

IN WITNESS WHEREOF, the Trust has executed this certificate this      day of August, 2009.

Name:
Title:	Administrative Trustee

A2-3

CERTIFICATE OF AUTHENTICATION

This certificate represents the Common Securities referred to in the within-mentioned Declaration of Trust.

Dated: August , 2009

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Institutional Trustee

By:
Authorized Signatory

A2-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints as agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________

Signature: _________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

A2-5

EXHIBIT B

SPECIMEN OF JUNIOR SUBORDINATED DEBT SECURITY

B-1

EXHIBIT C

UNDERWRITING AGREEMENT

C-1